UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2008

Alternative Asset Management Acquisition Corp. ________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 35th Floor New York, New York 10022 ______________________________________________________________ (Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable ______________________________________________________________ Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

INFORMATION TO BE INCLUDED IN THIS REPORT

     ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”) INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED ACQUISITION (THE “ACQUISITION”) OF HALCYON ASSET MANAGEMENT, LLC AND ITS AFFILIATED ENTITIES (COLLECTIVELY, “HALCYON”) AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO AAMAC STOCKHOLDERS. STOCKHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AAMAC’S PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AAMAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HALCYON, AAMAC AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT http://www.sec.gov OR BY DIRECTING A REQUEST TO: ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP., 590 MADISON AVENUE, 35TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 409-2434.

     AAMAC AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM AAMAC’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN AAMAC IS CONTAINED IN AAMAC’S PROSPECTUS DATED AUGUST 1, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN AAMAC’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE. AAMAC’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING AAMAC’S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

     NOTHING IN THIS CURRENT REPORT ON FORM 8-K OR THE EXHIBITS HERETO SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER OF ANY SECURITIES OR INVESTMENT ADVISORY SERVICES.

EXPLANATORY NOTE

     This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Alternative Asset Management Acquisition Corp. filed with the Securities and Exchange Commission on April 9, 2008 (the “Initial Form 8-K”) to include the estimated unaudited returns and assets under management of Halcyon Asset Management LLC and its associated investment management entities for the months of February and March 2008.

Item 8.01. Other Events.

Estimated Unaudited Returns and Assets Under Management

     The information set forth is being provided by Halcyon Asset Management LLC and its associated investment management entities (“Halcyon”) to investors in the private investment funds that Halcyon manages with respect to investment performance for the months of February and March 2008.

Strategy	March 2008 Preliminary (1)(2)	February 2008 Final (1)(3)

Multi-Strategy — Flagship	-2.38%	0.01%

Multi-Strategy — Enhanced	-2.55%	0.39%

Structured Opportunities — North America	-6.88%	-1.34%

Structured Opportunities — Europe	-10.26%	-2.91%

Asset-Backed Value	-0.11%	0.25%

     In addition, Halcyon is disclosing to investors in each of the private investment funds that it manages its estimated unaudited amount of assets under management (including incentive compensation and deferred compensation not yet due), which was approximately $10.9 billion in the aggregate as of April 1, 2008. (4)

(1)	Monthly returns reflect performance, net of all fees and expenses (including accruals for any annual incentive compensation), for a non-restricted investor in the US dollar share class of the applicable Halcyon offshore fund, who is subject to standard fee arrangements on an investment participating from the beginning of the year. All amounts are unaudited estimates, and preliminary returns are subject to adjustment upon completion of applicable valuation and accounting procedures, as described below.

(2)	Preliminary data for the month of March 2008 are based on Halcyon’s preliminary estimates, and do not take into account certain monthly valuation policies and procedures that are applied to various unquoted or difficult to value positions as well as certain other valuation and accounting procedures. Accordingly, these results are subject to adjustment, which may be material.

(3)	Final data for the month of February 2008 reflect the application of Halcyon’s internal month-end pricing policies and procedures and the definitive valuations as determined by the administrator of the relevant fund.

(4)	This amount reflects all subscriptions and redemptions that are effective through April 1, 2008 (including redemption amounts not yet paid) but does not include subscriptions or redemptions effective as of any subsequent dates.

Forward-looking Statements

The information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the acquisition and the ability to obtain financing; approval of the transaction by AAMAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the asset management industry; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; operating Halcyon as a public company; market conditions for Halcyon managed investment funds; and the performance of Halcyon managed investment funds; the inability to maintain growth rates of assets under management; the related management and performance fees and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this press release. AAMAC and Halcyon undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ASSET MANAGEMENT
ACQUISITION CORP.

By: /s/ Paul D. Lapping
Paul D. Lapping
Chief Financial Officer
and Secretary

Date: April 18, 2008